UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

BREEZE HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

(Address of principal executive offices)

(619) 500-7747

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BREZ	The Nasdaq Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BREZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on November 27, 2023, Breeze Holdings Acquisition Corp. (the “Company”) received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities (shares, warrants, and rights) would be subject to suspension and delisting from The Nasdaq Capital Market due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company timely requested a hearing before the Panel to request additional time to complete its business combination. The hearing request resulted in a stay of any suspension or delisting action pending the hearing, which was held on February 27, 2024. On March 15, 2024, the Company received the Panel’s determination granting the Company an exception until May 28, 2024 to complete its initial business combination (the “Decision”).

On May 24, 2024, the Company received written notice (the “Notice Letter”) from the Panel indicating that the Panel had determined to delist our securities from The Nasdaq Stock Market LLC (“Nasdaq”) and that trading in our securities would be suspended at the open of trading on May 29, 2024, due to our failure to satisfy the terms of the Panel’s Decision. Pursuant to the terms of the Decision, amongst other things, we were required to close our initial business combination, with the new entity demonstrating compliance with the initial listing criteria set forth in Nasdaq Listing Rule 5500 on or before May 28, 2024. On May 24, 2024, we notified the Panel that we would not be able to close our initial business combination by the Panel’s May 28, 2024 deadline. Accordingly, the Panel determined to delist our securities from Nasdaq as set forth in the Notice Letter.

Following suspension of trading on Nasdaq, the Company’s Common Stock, rights and warrants will be eligible to trade on the OTC Markets under the tickers “BREZ,” “BREZR,” and “BREZW,” respectively. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission after the applicable Nasdaq review and appeal periods have lapsed.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to continue to pursue the business combination with TV Ammo, Inc., as well as the listing of True Velocity, Inc. on Nasdaq. Likewise, the Company does not expect the de-listing of the Company’s securities to have any impact on the conversion of the Company’s common stock, rights and warrants to securities of True Velocity in connection with the closing of the business combination as specified in the registration statement on Form S-4 filed by True Velocity, Inc. Upon the closing of the initial business combination, the Company expects that True Velocity, Inc. will have one class of common stock which will be listed on Nasdaq under the symbol “TRUV”, and its warrants will be listed on Nasdaq under the symbol “TRUVW”.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which True Velocity competes, the success and customer acceptance of True Velocity’s product and service offerings and other aspects of True Velocity’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Breeze Holdings’ securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Breeze Holdings’ business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by Breeze Holdings; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Breeze Holdings or True Velocity, the satisfaction of the minimum cash amount following redemptions by the public stockholders of Breeze Holdings, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vii) the impact of the COVID-19 pandemic or related governmental or regulatory orders; (viii) the effect of the announcement or pendency of the proposed transaction on True Velocity’s business relationships, performance and business generally; (ix) risks that the proposed transaction disrupts current plans and operations of True Velocity and any potential difficulties in True Velocity employee retention as a result of the proposed transaction; (x) the outcome of any legal proceedings that may be instituted against True Velocity or Breeze Holdings related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to True Velocity’s products or services; (xi) the ability to maintain the listing of True Velocity, Inc.’s securities on the Nasdaq Capital Market after the closing of the proposed transaction; (xii) potential volatility in the price of Breeze Holdings’ securities due to a variety of factors, including changes in the competitive and highly regulated industries in which True Velocity operates, variations in performance across competitors, changes in laws and regulations affecting True Velocity’s business, and changes in the combined company’s capital structure; (xiii) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xiv) the risk of downturns and the possibility of rapid change in the highly competitive industries in which True Velocity operates or the markets that True Velocity targets; (xv) the inability of True Velocity and its current and future collaborators to successfully develop and commercialize True Velocity’s products and services in the expected time frame or at all; (xvi) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvii) the costs of the proposed transaction. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties and factors, including those described in Breeze Holdings’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by Breeze Holdings from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding True Velocity’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the proposed transaction and is not a substitute for the Proxy Statement/Prospectus or any other document that Breeze Holdings may file with the SEC or send to Breeze Holdings’ or True Velocity’s stockholders in connection with the proposed transaction. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey
Title:	Chief Executive Officer and Chief Financial Officer

Dated: May 28, 2024

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